Exhibit 99.1

Investor presentation Confidential May 2025

2 This presentation has been prepared by QXO, Inc. (the “Company” or “QXO”) solely for informational purposes and does not constitute or form part of, and should not be construed as, an offer to sell or issue or the solicitation of an offer to buy or acquire securities of the Company, nor shall there be any sale of securities in any state or other jurisdiction to any person or entity to which it is unlawful to make such offer, solicitation or sale in such state or jurisdiction. Sales and offers to sell securities of the Company will only be made in accordance with the Securities Act of 1933, as amended, and applicable SEC regulations or an exemption therefrom, and by means of separate formal documents, the terms of which would govern any such offering in all respects. This presentation is for informational purposes only and is not intended for general distribution and may not be relied upon in connection with the purchase or sale of any security. You should not rely on this presentation as the basis upon which to make any investment decision. This presentation is not for publication, release or distribution in any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction nor should this presentation be taken or transmitted into such jurisdiction. This presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third-party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company’s internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management’s understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources. In addition, the information contained in this presentation is as of the date hereof (except where otherwise indicated), and the Company has no obligation to update such information, including in the event that such information becomes inaccurate or if estimates change. Subsequent materials may be provided by or on behalf of the Company in its discretion and such information may supplement, modify or supersede the information in these materials. Neither the Company nor any of its affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials. Confidential Legal disclaimers

3 This presentation contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, such as statements regarding net sales and EBITDA goals, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: ▪ an inability to obtain the products we distribute resulting in lost revenues and reduced margins and damaging relationships with customers; ▪ a change in supplier pricing and demand adversely affecting our income and gross margins; ▪ a change in vendor rebates adversely affecting our income and gross margins; ▪ our inability to identify potential acquisition targets or successfully complete acquisitions on acceptable terms; ▪ risks related to maintaining our safety record; ▪ the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices; ▪ the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry; ▪ seasonality, weather-related conditions and natural disasters; ▪ risks related to the proper functioning of our information technology systems, including from cybersecurity threats; ▪ loss of key talent or our inability to attract and retain new qualified talent; ▪ risks related to work stoppages, union negotiations, labor disputes and other matters associated with our labor force or the labor force of our suppliers or customers; ▪ the risk that the anticipated benefits of our acquisition of Beacon Roofing Supply, Inc. (the “Beacon Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected; ▪ the effect of the Beacon Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and business generally; Confidential Cautionary statement regarding forward-looking statements

4 ▪ unexpected costs, charges or expenses resulting from the Beacon Acquisition or any future acquisition or difficulties in integrating and operating acquired companies; ▪ the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations; ▪ the possibility that the Company’s outstanding warrants and preferred stock may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company; ▪ challenges raising additional equity or debt capital from public or private markets to pursue the Company’s business plan and the effects that raising such capital may have on the Company and its business; ▪ the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders; ▪ risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect the Company’s business and financial performance; ▪ the impact of legislative, regulatory, economic, competitive and technological changes; ▪ unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and ▪ other factors, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q incorporated by reference into the prospectus supplement for this offering, and in such prospectus supplement. Confidential Cautionary statement regarding forward-looking statements (cont’d)

5 QXO is the largest publicly traded distributor of roofing, waterproofing, and complementary building products in the United States. The company plans to become the tech-enabled leader in the $800 billion building products distribution industry and generate outsized value for shareholders. QXO is targeting $50 billion in annual revenue within the next decade through accretive acquisitions and organic growth.

6 Investment highlights Building products distribution—immense TAM supported by attractive long-term demand drivers Beacon is a smart first move Extensive opportunity for additional M&A Exemplary track record of creating outsized shareholder value Well-defined plan to at least double legacy Beacon EBITDA organically 2 4 5 6 3 1 Building a $50 billion revenue company—a compelling path to value creation 7 Management incentives aligned with shareholders

7 Forward-looking revenue, EBITDA, leverage and organic growth goals are not guarantees or management projections of future performance. These goals are based on various assumptions that may prove to be incorrect and are subject to significant risks and uncertainties, including those described on the slides titled "Cautionary Statement Regarding Forward-Looking Statements," including risks relating to QXO's ability to identify, consummate and integrate acquisitions. There can be no assurance that QXO will be successful in executing the activities underlying these goals or that the other assumptions underlying these goals will prove to be correct. As a result, there can be no assurance that QXO will be able to achieve these goals. ▪ Address large, highly fragmented industry ▪ Acquire businesses at attractive valuations ▪ Regional targets in roofing, waterproofing, and complementary categories ▪ Transformational opportunities in adjacent verticals ▪ Deploy proven approach to substantially grow earnings of acquired businesses ▪ Drive above-market organic revenue growth ▪ Significantly expand EBITDA margin ▪ Leverage game-changing technology opportunities ▪ Time-tested playbook: CEO Brad Jacobs and his team have driven outsized value at United Waste, United Rentals, and XPO ▪ Generate free cash to replenish acquisition capacity ▪ Rinse, wash, repeat: Execute additional acquisitions and replicate transformation plan Building a $50 billion company—a compelling path to value creation

# Building products distribution—large TAM supported by attractive long-term demand drivers

- ~$800 billion building products distribution industry[1]
- Highly fragmented; ~7,000 distributors across North America
- Strong demand drivers
  - Shortage of ~4 million homes in the U.S.
  - Significantly aged housing stock (>40 years) requiring R&R (repair & remodeling)
  - >$2 trillion infrastructure spend needed in North America over the next two decades
- Large distributors have significant scale benefits
- Strong free cash flow conversion

**Perfectly suited for QXO's transformation playbook**

QXO

Sources: U.S. Federal Reserve Economic Data, U.S. Census Bureau as of April 30, 2024, National Association of Homebuilders as of February 12, 2024
[1] Includes North America and Europe.

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9 Brad Jacobs Chairman and Chief Executive Officer ▪ Founder of five multibillion-dollar public companies, including United Waste, United Rentals, XPO, and XPO spin-offs GXO and RXO ▪ Serves as Executive Chairman of XPO Matt Fassler Chief Strategy Officer ▪ Former Chief Strategy Officer of XPO ▪ Previously Goldman Sachs Managing Director, Consumer Business Unit Leader in Global Investment Research Ihsan Essaid Chief Financial Officer ▪ Former Global Head of M&A at Barclays ▪ Previously held senior M&A roles at Credit Suisse and Perella Weinberg Partners Highly-experienced management team with strong track record driving transformations Jeff England Chief Supply Chain Officer ▪ Former Chief Supply Chain Officer at Genuine Parts Company ▪ Previously Senior Vice President, Supply Chain, at Walmart Val Liborski Chief Technology Officer ▪ Former Chief Technology Officer for Yahoo! and HelloFresh ▪ Previously at Amazon Web Services and Microsoft Josephine Berisha Chief Human Resources Officer ▪ Former CHRO of XPO ▪ Previously Managing Director, Head of Corporate Compensation and Firmwide Human Capital Analysis at Morgan Stanley

10 Chris Signorello Chief Legal Officer ▪ Former Deputy General Counsel and Chief Compliance Officer at XPO ▪ Previously at Henkel Corporation and Goodwin Procter Sean Smith Chief Accounting Officer and Deputy Chief Financial Officer ▪ Most recently served as corporate controller for Chewy ▪ Previously held key finance positions with XPO Highly-experienced management team with strong track record driving transformations (cont’d) Luke Scott Executive Vice President, Sales and Operations Enablement ▪ Led merchandising strategy at 7-Eleven convenience stores ▪ Previously Partner at Boston Consulting Group Eduardo Pelleissone Chief Transformation Officer ▪ Extensive senior leadership experience across 3G companies; CEO of America Latina Logistica SA, COO of Kraft Heinz ▪ Led operations across Americas and Asia Pacific for GXO Logistics Mark Manduca Chief Investment Officer ▪ Previously Chief Investment Officer at GXO Logistics ▪ Prior to GXO Logistics, held senior positions at Citigroup and Bank of America Ashwin Rao, PhD Chief Artificial Intelligence Officer ▪ Former head of AI at Target Corporation ▪ Previously led science and engineering teams at Goldman Sachs and Morgan Stanley, creating products for pricing and risk management

11 ▪ Brad Jacobs founded and led three highly successful consolidators ▪ United Waste: Created fifth largest solid waste business in North America ▪ United Rentals: Built world’s largest equipment rental company ▪ XPO: Grew XPO into one of the world’s largest logistics companies ▪ Jacobs has raised ~$50 billion in institutional capital ▪ Investing alongside Jacobs in all his companies would have earned >300x1 returns ▪ In 2015, XPO acquired both Norbert Dentressangle, a European transportation icon, and Con-way, one of the largest less-than-truckload freight carriers in North America ▪ Doubled Norbert Dentressangle’s profit from 2015 to 2018 ▪ Doubled Con-way’s profit from 2015 to 2018 and generated more than $4 billion of net cash in less-than-truckload from 2016 to 2022 We’ve done this before: Track record of successful transformations Sources: XPO, Inc., Company information 1 Assumes sequential investment aligned with Brad Jacobs’ tenure in his prior public ventures—United Waste, United Rentals, and XPO—with proceeds monetized and rolled into each successive venture. Measured through December 31, 2024.

# Beacon: Leader in attractive verticals, primed for transformation

| | |
|---|---|
| **$9.8 billion** FY24 net sales | **8,000+** Employees |
| **~110,000** Customers | **~600** Branches |
| **~1.4 million** Annual customer deliveries | **135,000** SKUs |

| | | |
|---|---|---|
| **#2** Market position | **50** U.S. states | **7** Canadian provinces |

**Diversified net sales mix[1]**



Complementary ~20%
Residential roofing ~50%
Commercial roofing ~30%

**Delivering exceptional customer service for 97 years**

QXO

[1] As of December 31, 2024. Commercial Roofing is reported as Non-Residential in financial statements.

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13 Beacon is a smart first move ▪ Attractive demand drivers for the roofing sector: ~80% driven by non-discretionary repair & remodel activity ▪ Resilient performance through cycles: Beacon generated organic revenue growth in 18 of the 21 years since its 2004 IPO ▪ Limited tariff exposure: Vast majority of products made and sold in the U.S. ▪ Weather disruption: Severe weather events, which create demand for roofing products, have quadrupled in frequency over the last 20 years ▪ Appealing adjacencies for M&A

14 Our assessment of earnings upside at Beacon has materially increased since signing Target to more than double Beacon’s EBITDA organically within five years Key levers for above-market revenue growth and >500 bps of EBITDA margin expansion Note: The forward-looking goals are not guarantees of future performance. These goals are based on various assumptions that may prove to be incorrect and are subject to significant risks and uncertainties, including those described on the slides titled "Cautionary Statement Regarding Forward-Looking Statements," including risks relating to QXO's ability to identify, consummate and integrate acquisitions. There can be no assurance that QXO will be successful in executing the activities underlying these goals or that the other assumptions underlying these goals will prove to be correct. As a result, there can be no assurance that QXO will be able to achieve these goals. ▪ Redesign organizational chart ▪ Assess and realign talent ▪ Improve procurement practices ▪ Enhance inventory management ▪ Refine product assortment ▪ Drive sales excellence ▪ Optimize pricing ▪ Improve supply chain design and execution ▪ Upgrade tech stack and e-commerce capabilities

15 We’ve hit the ground running on the Beacon transformation Immediate integration and operational uplift ▪ Rebranded to QXO on Day 1, including e-commerce site and mobile app; customer communications executed seamlessly ▪ Completed first phase of talent assessment ▪ Launched transformation efforts in highest value areas of opportunity: pricing, sales excellence, procurement, organizational redesign ▪ Established sales “win room” for lead generation, driving immediate impact to revenue and EBITDA ▪ Initiated rapid inventory rebalancing effort to enhance in-stocks on key SKUs by branch Direct leadership engagement ▪ CEO Brad Jacobs conducted live-streamed town halls with ~3,500 Beacon employees upon announcement and at closing. Both featured live Q&A with unvetted questions ▪ Jacobs has conducted daily mini-town halls with frontline teams, with deep engagement and consistent follow-up ▪ Prior to close, surveyed Beacon employees on job satisfaction and best ideas. Received ~3,500 responses, shared insights companywide, and actioned takeaways into transformation plan We’re driving employee enthusiasm and gaining early traction

16 Strong Alignment Between Management and Shareholders ▪ CEO Brad Jacobs, through Jacobs Private Equity LLC, invested $900 million into QXO, accounting for 90% of the founders’ round ▪ Today, Jacobs owns approximately 28% of QXO’s equity ▪ Meaningful portion of each senior leader’s net worth is tied to QXO ▪ QXO’s executive officer compensation is built on a strict pay-for-performance philosophy that emphasizes equity-based incentives tied to sustainable value creation ▪ Two-thirds of CEO and CFO equity compensation is tied to total stockholder return (“TSR”) ▪ No payout is made unless TSR exceeds the 55th percentile of the S&P 500 index ▪ All restricted shares (RSUs and PSUs), once vested, are subject to a sale and transfer restriction until January 1, 2030

17 Appendix

18 Pricing ▪ Align salesforce incentive compensation with optimized price parameters ▪ Increase capture rate of indicated price ▪ Leverage data analysis to determine price elasticity by SKU Sales excellence ▪ Recruit additional growth-oriented salespeople, including for national accounts ▪ Strengthen inside sales team to increase growth with small residential contractors ▪ Increase cross-selling across key customer verticals ▪ Increase AI-driven lead generation Assortment/portfolio optimization ▪ Optimize mix and inventory levels by customer segment and location ▪ Accelerate growth in complementary products (insulation, waterproofing, siding, and gutters) Service enhancements ▪ Increase product availability through AI-driven forecasting ▪ Deliver industry-leading “on-time and in-full” performance for customers Plan to double EBITDA at legacy Beacon organically: Driving above-market revenue growth

19 Procurement ▪ Improve buying power through centralized procurement and inventory management; drive collaborative programs with key vendors to leverage QXO’s scale and market reach Org chart ▪ Optimize organizational chart to increase spans of control and drive agility; fine-tune branch operating model Supply chain optimization ▪ Streamline network to optimize delivery distance and improve service; reduce transportation cost Warehouse Operational excellence ▪ Optimize inbound, outbound, and SKU-handling processes; implement automation where ROI supports Non-personnel spend ▪ Apply ZBB (zero based budgeting) to non-people costs Plan to double EBITDA at legacy Beacon organically: Targeting >500 bps of margin expansion